Fees Summary	Oct. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 200,005,000
Previously Paid Amount	0.00
Total Fee Amount	17,400.44
Total Offset Amount	0.00
Net Fee	$ 17,400.44